UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   X

Filed by a Party other than the Registrant

Check the appropriate box:

   Preliminary Proxy Statement

   Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))

 X Definitive Proxy Statement

   Definitive Additional Materials

   Soliciting Material Pursuant to Sec.240.14a-12


                        N-VIRO INTERNATIONAL CORPORATION

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                (Name of Registrant as Specified In Its Charter)




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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



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

            [N-Viro International Corporation logo]

May 4, 2007

To all Our Stockholders:

     The Board of Directors joins us in cordially inviting you to attend our Annual Meeting of Stockholders. The meeting will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on June 8, 2007. The meeting will begin at 10:00 a.m. (local time) and registration will begin at 9:30 a.m. Refreshments will be served before the meeting.

     In addition to the matters described in the attached Proxy Statement, we will report on our business and progress during 2006 and the first quarter of 2007. Our performance for the year ended December 31, 2006 is discussed in the enclosed 2006 Annual Report to Stockholders.

     We hope you will be able to attend the meeting and look forward to seeing you there.

                         Sincerely,

                         /s/   Timothy  R.  Kasmoch
                         --------------------------
                         Timothy  R.  Kasmoch
                         President  and  Chief  Executive  Officer

                        N-VIRO INTERNATIONAL CORPORATION
                       3450 W. Central Avenue, Suite 328
                              Toledo, Ohio 43606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 8, 2007


TO  OUR  STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders will be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on June 8, 2007. The Annual Meeting will begin at 10:00 a.m. (local time), for the following purposes:

1. To elect four Class I Directors for a term of two years, until their successors are elected and qualified or until their earlier resignation, removal from office or death.

2. To ratify the appointment of UHY LLP to serve as our independent auditors for our year ended 2006.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Annual Meeting. Our 2006 Annual Report is also enclosed. Stockholders of record as of the close of business on April 16, 2007 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                              BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                              /s/  James  K.  McHugh
                              --------------------------------
                              James  K.  McHugh
                              Chief  Financial  Officer, Secretary and Treasurer

Toledo,  Ohio
May 4, 2007


 YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING TO ASSURE THE PRESENCE OF A QUORUM. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME, AND GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WORLDWIDE WEBSITE INDICATED ON YOUR PROXY CARD.

                        N-VIRO INTERNATIONAL CORPORATION
                       3450 W. CENTRAL AVENUE, SUITE 328
                              TOLEDO, OHIO 43606

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON JUNE 8, 2007


SOLICITATION OF PROXIES AND DATE, TIME AND PLACE OF ANNUAL MEETING

     THIS PROXY STATEMENT IS FIRST BEING SENT TO THE STOCKHOLDERS OF N-VIRO INTERNATIONAL CORPORATION ON OR ABOUT MAY 4, 2007, IN CONNECTION WITH THE SOLICITATION OF PROXIES BY OUR BOARD OF DIRECTORS TO BE VOTED AT OUR ANNUAL MEETING OF STOCKHOLDERS, OR THE ANNUAL MEETING, WHICH IS SCHEDULED TO BE HELD ON FRIDAY, JUNE 8, 2007 AT 10:00 A.M. (LOCAL TIME) AS SET FORTH IN THE ATTACHED
NOTICE.  A  PROXY  CARD  IS  ENCLOSED.

RECORD  DATE

     The record date for our Annual Meeting is the close of business on April 16, 2007. Only holders of record of our Common Stock on the record date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On the record date, there were 3,916,559 shares of Common Stock outstanding.

HOW  DO  I  VOTE?

     A share of our Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. Whether or not you plan to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided to ensure that there is a quorum and that your shares will be voted at the Annual Meeting. When proxies in the accompanying form are returned properly executed and dated, the shares represented thereby will be voted at the Annual Meeting. If a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification. If no specification is made, the proxy will be voted FOR approval of the proposals: (i) to elect four Class I Directors to serve for a term of two years and until their successors are elected and qualified or until their earlier resignation, removal from office or death, and, (ii) to ratify the appointment of UHY LLP to serve as our independent auditors for the year ending December 31, 2007. You may also vote your shares via the telephone by accessing the toll-free number indicated on your proxy card or via the internet by accessing the worldwide website indicated on your proxy card.

     If you hold shares through a bank, broker or other nominee, they will give you separate instructions on voting your shares.

HOW  DO  I  REVOKE  MY  PROXY?

     Any stockholder giving a proxy has the right to revoke it any time before it is voted by filing with our Secretary a written revocation, or by filing a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The revocation of a proxy will not be effective until notice thereof has been received by our Secretary at the address of the company set forth above.

WHAT  CONSTITUTES  A  QUORUM?

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business by such holders at the Annual Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners also will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a "broker non-vote").

WHAT  ARE  MY  VOTING  RIGHTS?

     Holders of the Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors. The election of directors will require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting. The ratification of the appointment of UHY LLP as independent auditors will also require the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting. For all proposals, abstentions and broker non-votes will not be counted in determining whether a proposal has been approved.

COST  OF  SOLICITATION

     We will bear the cost of solicitation of proxies. In addition to solicitation by mail, directors and officers may solicit proxies by telephone, facsimile or personal interview. We will reimburse directors and officers for their reasonable out-of-pocket expenses in connection with such solicitation. We will request brokers and nominees who hold shares in their names to furnish these proxy materials to the persons for whom they hold shares and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in connection therewith.

EXECUTIVE  OFFICE

     Our executive office is located at 3450 West Central Avenue, Suite 328, Toledo, Ohio 43606. Our telephone number is (419) 535-6374.

FORM  10-KSB  AVAILABLE

     A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING THE FINANCIAL STATEMENTS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES MCHUGH, OUR CORPORATE SECRETARY, AT THE ABOVE ADDRESS. The Annual Report is also available on our website at www.nviro.com under "Investor
                                                   -------------
Information".


                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board of Directors, pursuant to our Certificate of Incorporation and By-Laws, has set the number of directors to serve for the next year at seven, four of whom are to be elected at the Annual Meeting to serve as Class I Directors. Our Certificate of Incorporation provides for a classified Board consisting of two classes of equal or approximately equal number based on the total number of directors fixed and determined by a vote of a majority of our entire Board serving at the time of such vote; provided, that the authorized number of directors shall be no less than seven and no more than nine. The number of directors is currently set at seven. The directors are elected for a two-year term or until the election of their respective successors or until their resignation, removal from office or death.

     The Board is currently composed of four Class I Directors; R. Francis DiPrete, Carl Richard, Joseph H. Scheib and Mark D. Hagans; and three Class II
Directors: James H. Hartung, Timothy R. Kasmoch and Thomas L. Kovacik (whose terms will expire upon the election and qualification of directors at the annual meetings of stockholders to be held in 2007 and 2008, respectively). At each annual meeting of stockholders, directors will be elected for a full term of two years to succeed those directors whose terms are expiring.

     Each of our Class I Directors - R. Francis DiPrete, Carl Richard, Joseph H. Scheib and Mark D. Hagans - is presently standing for re-election to the Board. If elected, the nominees each will serve for a term of two-years and until their respective successors are elected or until their earlier resignation, removal from office or death.

     Each of the nominees has consented to serve until his term expires if elected at the Annual Meeting as a Class I Director. If any nominee declines or is unable to accept such nomination to serve as a Class I Director, events which the Board does not now expect, the Board may designate a substitute nominee, in which event the proxies reserve the right to vote for such substitute nominee. The proxy solicited hereby will not be voted to elect more than four Class I Directors.

     Under our By-laws, a nominee for Class I Director must be elected by a majority of the votes cast, meaning that the number of shares entitled to vote on the election of directors and represented in person or by proxy at the Annual Meeting casting their vote "FOR" a director must exceed the number of such votes "WITHHELD" from that director. Under Delaware law, if an incumbent nominee for director in an uncontested election does not receive the requisite votes for reelection, the director remains in office as a "holdover" director until a successor is elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS THAT MESSRS. DIPRETE, RICHARD, SCHEIB AND HAGANS BE ELECTED AT THE ANNUAL MEETING AS CLASS I DIRECTORS. The Board intends to vote proxies received from stockholders for the election of the four Class I Directors named above.

     Certain information about all of the directors and nominees for director is furnished below.


                            DIRECTORS OF THE COMPANY

     The following table sets forth (i) the names and ages of our directors and executive officers and the positions they hold, and (ii) the names and ages of the nominees for director listed herein.




Name                          Age                          Position
----------------------------  ---  --------------------------------------------------------

R. Francis DiPrete             52  Class I Director *
Mark D. Hagans                 40  Class I Director *
James H. Hartung               64  Class II Director
Timothy R. Kasmoch             45  Class II Director, President and Chief Executive Officer
Thomas L. Kovacik              59  Class II Director
Carl Richard                   80  Class I Director *
Joseph H. Scheib               50  Class I Director *

_____________

* Directors currently nominated for re-election.


R. FRANCIS DIPRETE is an attorney and is currently a self-employed business consultant. From March 1999 until December, 2003, Mr. DiPrete served as President and Board Chairman of Strategic Asset Management, Inc. (formerly Worldtech Waste Management, Inc.), a Nevada corporation and holding company that provides business and financial consulting advisory services to, and control and operation of, businesses. From August 2003 until December 2003, Mr. DiPrete served as President and director of Ophir Holdings, Inc., a Nevada corporation and consulting firm specializing in public and shareholder relations. Mr. DiPrete is a graduate of Rutgers University and Roger Williams University, School of Law. Mr. DiPrete has served as our Director since May 2000, and is a member of the Board's Audit and Compensation Committees.

MARK D. HAGANS is an attorney and partner with the law firm of Plassman, Rupp, Short & Hagans, of Archbold, Ohio, and his practice focuses on corporation, taxation and banking law. Mr. Hagans serves on numerous boards of directors, including the Fulton County Health Center, where he is presently chair of the Finance Committee. Mr. Hagans earned his law degree from the University of Toledo. Mr. Hagans has served as our Director since December 2006 and is a member of the Board's Audit and Finance Committees.

JAMES H. HARTUNG is the President and Chief Executive Officer of the Toledo-Lucas County (Ohio) Port Authority, a position he has held since 1994. Mr. Hartung has served as our Director since January 2006 and is a member of the Board's Compensation and Nominating Committees. Mr. Hartung's son, Howard, is our Chief Operating Officer.

TIMOTHY R. KASMOCH has been our President and Chief Executive Officer since February 2006 and a Director since January 2006. Mr. Kasmoch is also President and CEO of Tri-State Garden Supply, d/b/a Gardenscape, a bagger and distributor of lawn and garden products, which provides trucking services to our Company. Mr. Kasmoch is a graduate of Penn State University. Mr. Kasmoch is a member of the Board's Finance Committee.

THOMAS L. KOVACIK is presently employed as the Executive Director of Transportation Advocacy Group of Northwest Ohio ("TAGNO"), a strategic planning organization working with local and Ohio transportation and economic development officials. Mr. Kovacik was previously employed by us from 1992 to 1995 as President of Great Lakes N-Viro, at the time one of our divisions. Mr. Kovacik has also held various positions with local government, utilities and environmental companies, and earned a masters degree from Bowling Green State University in Geochemistry. Mr. Kovacik has served as our Director since December 2006, and is a member of the Board's Compensation Committee.

CARL RICHARD is currently an Executive Vice-President of P.R. Transportation, a trucking company located in Toledo, Ohio, and our consultant. Mr. Richard served as Vice-President of C.A. Transportation from 1988 through 2000 and as Vice-President of R.O.S.S. Investments, a real estate holding company, from 1980 through 2000. Mr. Richard has served as our Director since December 2004 and is a member of the Board's Nominating Committee.

JOSEPH H. SCHEIB is the Chief Financial Officer of Broad Street Software Group, a comprehensive software technology company located in Edenton, North Carolina, a position he has held since June 2003. From May 2000 until February 2003, Mr. Scheib was the Financial Operation Principal/Compliance Officer of Triangle
Securities, LLC of Raleigh, North Carolina, an asset management, brokerage and investment banking firm. Mr. Scheib is a CPA and a graduate of East Carolina
University with a degree in accounting. Mr. Scheib has served as our Director since December 2004, and is a member of the Board's Audit, Finance and Nomination Committees.


KEY  RELATIONSHIPS

     Until March 2005, R. Francis DiPrete was co-trustee of the Cooke Family Trust, a reporting beneficial owner of more than 5% of our outstanding common stock.

     James  Hartung,  a  member  of our Board of Directors, the father of Howard
Hartung,  our  Chief  Operating  Officer  and  one  of  our  executive officers.


                     CORPORATE GOVERNANCE AND BOARD MATTERS

MEETINGS  OF  THE  BOARD  OF  DIRECTORS

     Our business, property and affairs are managed under the direction of our Board. The Board presently consists of seven members. Our Board held nine formal meetings during 2006, consisting of three regular meetings and six special meetings. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served. It is the policy of the Company that the members of the Board attend our annual stockholder meeting. Failure to attend annual meetings without good reason is a factor the Nominating Committee will consider in determining whether to renominate a current board member. Six out of the seven members of the Board attended the 2006 Annual Meeting.

SHAREHOLDER  COMMUNICATIONS  WITH  THE  BOARD

     We encourage stockholder communications with directors. Stockholders may communicate with a particular director, all directors or the Chairman of the Board by mail or courier addressed to him or the entire Board in care of James
K. McHugh, Corporate Secretary, N-Viro International Corporation, 3450 West Central Avenue, Suite #328, Toledo, OH 43606. All correspondence should be in a sealed envelope marked "Confidential" and will be forwarded unopened to the director as appropriate.

BOARD  INDEPENDENCE

     Although we are not subject to the listing requirements of any stock exchange, we are committed to a Board in which a majority of its members consist of independent directors, as defined under the New York Stock Exchange ("NYSE") listed company standards. The Board has reviewed the independence of its members, applying the NYSE standards and considering other commercial, legal, accounting and familial relationships between the directors and us. The Board has determined that all of the directors are independent other than Mr. Kasmoch, who is not an independent director by virtue of his current position as our executive officer, and Mr. Hartung, who is not independent by virtue of his son, Howard Hartung, serving as one of our executive officers.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board has the following standing committees: the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating Committee. The composition and function of each Committee is set forth below:


DIRECTOR                      AUDIT       COMPENSATION       NOMINATING       FINANCE
----------------------------  -----       ------------       ----------       -------

R. Francis DiPrete            X           X
Mark D. Hagans                X                                               X *
James H. Hartung                          X                  X
Timothy R. Kasmoch                                                            X
Thomas L. Kovacik                         X *
Carl Richard                                                X
Joseph H. Scheib              X *                           X *               X

* Committee Chair


AUDIT  COMMITTEE

     The Audit Committee, consisting of Messrs. Scheib, DiPrete and Hagans, recommends the appointment of the outside auditor, oversees our accounting and internal audit functions and reviews and approves the terms of transactions between us and related party entities. The directors who serve on the Committee are all "independent" as determined under the relevant SEC standards. That is, the Board of Directors has determined that none of them has a relationship with us that may interfere with their independence from us and our management. The Board of Directors has determined that Mr. Scheib qualifies as a "financial expert" as defined by the SEC. During 2006, the Audit Committee met three times. The Audit Committee has retained UHY LLP to conduct the audit for the year ended 2December 31, 2007. The Audit committee is governed by a written charter, a copy of which is attached as Exhibit A to this Proxy Statement.
                             ----------

     We have adopted a Code of Ethics which covers the Chief Executive Officer and Chief Financial Officer, which is administered and monitored by the Audit Committee of the Board. A copy of the Code of Ethics is attached as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended December 31, 2006, and is posted on our web site.

                             AUDIT COMMITTEE REPORT

     The following report was prepared by Joseph Scheib, R. Francis DiPrete and Mark Hagans, as members of our Audit Committee.

     The Audit Committee oversees our financial reporting process on behalf of the Board. We meet with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. We discuss these matters with our independent auditors and with appropriate financial personnel and internal auditors. We regularly meet privately with both the independent auditors and the internal auditors, each of whom has unrestricted access to the Committee, and recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. In addition, the Committee reviews our financing plans and reports recommendations to the full Board for approval and to authorize action.

     Management has primary responsibility of our financial statements and the overall reporting process, including our system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised.

     This year, the Audit Committee reviewed our audited financial statements and met with both management and UHY LLP, our independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles.

     The Audit Committee has received from and discussed with UHY LLP, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items related to that firm's independence from us. The Audit Committee also discussed with UHY LLP, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Based on these reviews and discussions, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December31, 2006.

     Joseph H. Scheib
     R. Francis DiPrete
     Mark D. Hagans


COMPENSATION COMMITTEE

     The Compensation Committee determines officers' salaries and bonuses and administers the grant of stock options pursuant to our stock option plans. The Compensation Committee does not have a written charter. The Compensation
Committee currently consists of Messrs. Kovacik, DiPrete and Hartung. Until February of 2006, the members of the Compensation Committee consisted of Mr. Phillip Levin, Mr. Richard and Mr. DiPrete. In February, Mr. Hartung was added to the Committee. Effective on November 13, 2006, Mr. Levin resigned from the Board and the Committee. In December 2006, Mr. Kovacik was appointed to the Committee after his election to the Board and Mr. Richard resigned from the Committee. The Compensation Committee met two times during 2006.

     The Board has determined that a majority of the members of the committee are "independent" as determined under the NYSE standards. Mr. Hartung is not "independent" due to his son, Howard Hartung, serving as one of our executive officers. Despite his lack of "independence," the Board has determined that Mr. Hartung's exercise of independent judgment will not be affected by this relationship.


                          COMPENSATION COMMITTEE REPORT

     The following report was prepared by Thomas L. Kovacik, R. Francis DiPrete and James H. Hartung as members of our Compensation Committee.

     The compensation of our executive officers is determined by the Compensation Committee of the Board.

     The Compensation Committee's philosophy is to provide competitive forms and levels of compensation compared to industrial companies of similar size and business area. This philosophy is intended to assist us in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the Compensation Committee determines a total compensation structure for each officer, consisting primarily of salary, bonus and stock options. The proportions of the various elements of compensation vary among the officers depending upon their levels of responsibility.

     The Compensation Committee establishes salary recommendations to the Board at a level intended to be competitive with the average salaries of executive officers in comparable companies with adjustments made to reflect our financial health. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through individual performance and our performance.

     Long-term incentives are provided through stock options granted under our Stock Option Plan. The stock options represent an additional vehicle for aligning management's and stockholders' interest, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings per share and return on equity goals.

     The Compensation Committee, subject to any employment agreements in effect with its executive officers, reviews and recommends to the Board for approval the salaries, bonuses and long-term incentives of our officers, including its most highly compensated executive officers. In addition, the Committee recommends to the Board the granting of stock options under our Stock Option Plan to executive officers and other selected employees, directors and to consultants, and otherwise administers our Stock Option Plan.

     With respect to Chief Executive Officer compensation, Mr. Kasmoch's 2006 base salary was determined by his Employment Agreement with us dated February 14, 2006, which entitled him to an annual base salary of $60,000 plus 50,000 unregistered shares of our stock, both over a period of one year. For 2007, a new Employment Agreement dated February 13, 2007 was agreed upon. See "Employment Agreements."

     The Compensation Committee is also responsible for recommending to the Board bonus amounts, if any, payable to Mr. Kasmoch, the Chief Executive Officer. Any bonuses payable will be determined by the Compensation Committee, based on the same elements and factors relating to our other Executive Officers.

     The Compensation Committee has not formulated any policy regarding qualifying compensation paid to our Executive Officers for deductibility under the limits of Section 162(m) of the Internal Revenue Code of 1986, as amended, because the Compensation Committee does not anticipate that any executive officers would receive compensation in excess of such limits in the foreseeable future.

Thomas  L.  Kovacik
R.  Francis  DiPrete
James  H.  Hartung


FINANCE  COMMITTEE

     The Finance Committee, consisting of Messrs. Hagans, Kasmoch and Scheib, assists in monitoring our cash flow requirements and approves any internal or external financing or leasing arrangements. The Finance Committee does not have a written charter. This committee met once during 2006.


NOMINATING  COMMITTEE

     The Nominating Committee, consisting of Messrs. Scheib, Richard and Hartung, considers and recommends to the Board qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. The Nominating Committee does not have a written charter. The committee met three times during 2006.

     The Board has determined that a majority of the members of the committee are "independent" as determined under the NYSE standards. Mr. Hartung is not "independent," however, the Board has determined that Mr. Hartung's exercise of independent judgment will not be affected by this relationship.

     The Nominating Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate's qualifications. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest and possess the ability to work collaboratively with others, and have the time to devote to Board activities. All candidates will be reviewed in the same manner, regardless of the source of the recommendation.

     It is generally the policy of the Board to consider the stockholder recommendations of proposed director nominees, if such recommendations are seriously made and timely received. All stockholder recommended candidates should be independent and possess substantial and significant experience which would be of value to us in the performance of the duties of a director. To be considered "timely received," recommendations must be received in writing at our principal executive offices, at N-Viro International Corporation, 3450 W. Central Avenue, Suite 328, Toledo, Ohio 43606, Attention: Chairman, Nominating Committee, c/o James K. McHugh, Corporate Secretary, no later than February 9, 2008, the date that is less than 120 days before June 8, 2008. In addition, any stockholder director nominee recommendation must include, at a minimum, the following information: the stockholder's name; address; the number and class of shares owned; the candidate's biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder's opinion as to whether the stockholder recommended candidate meets the definitions of "independent" and "financially literate" under the NYSE Rules. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate's statement that he/she meets these requirements; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected.

     See "Certain Relationships and Related Transactions" for additional information on certain members of the Board and management.


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of the shares of our Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission, or SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports received by us and on written representations from reporting persons, we believe that the current directors and executive officers complied with all applicable filing requirements during the fiscal year ended December 31, 2006, with the following exceptions:

     Former Director Phillip Levin filed a report of beneficial ownership on June 1, 2006, reporting late three sales of common stock on February 7, 2006.

     Former Director Phillip Levin filed a report of beneficial ownership on June 1, 2006, reporting late three sales of common stock on February 8, 2006.

     Former Director Phillip Levin filed a report of beneficial ownership on June 1, 2006, reporting late one sale of common stock on February 13, 2006.

     Former Director Phillip Levin filed a report of beneficial ownership on June 1, 2006, reporting late two sales of common stock on March 2, 2006.

     Former Director Phillip Levin has not, to date, filed a report of beneficial ownership to report sale(s) of common stock during November 2006. We disclaim any responsibility to file these reports on behalf of Mr. Levin, citing lack of further details and non-communication from Mr. Levin on the transaction(s).

     Joseph Scheib filed a report of beneficial ownership on September 14, 2006, reporting late one sale of common stock on September 8, 2006.

     Timothy R. Kasmoch filed a report of beneficial ownership on September 20, 2006, reporting late one purchase of common stock on September 15, 2006.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We had outstanding 3,916,559 shares of common stock, $.01 par value per share, or the Common Stock, on April 16, 2007, which constitutes the only class of our outstanding voting securities.


FIVE PERCENT STOCKHOLDERS

     At April 16, 2007, the following were the only persons known to us to own beneficially more than 5% of the outstanding shares of Common Stock:


                                      Name                                Amount and          Percentage of
Title of                         and Address of                           Nature of        Outstanding Shares
Class                           Beneficial Owner                     Beneficial Ownership    of Common Stock

              Cooke Family Trust (1)
              90 Grande Brook Circle, #1526
Common Stock  Wakefield, Rhode Island 02879                                       873,886               21.13%
------------  -----------------------------------------------------  --------------------  -------------------

              J. Patrick Nicholson (2)
              2306 Birch Run Court
Common Stock  Sylvania, OH   43560                                                211,171                5.39%
------------  -----------------------------------------------------  --------------------  -------------------

              N-Viro Energy Systems, Inc. (3)
              2306 Birch Run Court
Common Stock  Sylvania, OH   43560                                                211,171                5.39%
------------  -----------------------------------------------------  --------------------  -------------------

_________________

1. The shares attributed to the Cooke Family Trust include 653,886 shares owned beneficially and 220,000 in common stock purchase warrants exercisable to purchase an equal number of shares of common stock. This information was derived from the Schedule 13D Amendment #3 filed on September 6, 2006.

2. The shares attributed to Mr. Nicholson include -0- shares owned directly and 211,171 shares owned beneficially by N-Viro Energy Systems, Inc. Mr. Nicholson resigned as our director on August 28, 2003, and was terminated as our consultant on July 13, 2005. This information was derived from the Schedule 13D Amendment #5 filed on January 2, 2007.

3. N-Viro Energy Systems, Inc. was the corporate general partner of N-Viro Energy Systems, Limited, a limited partnership that was terminated as of December 31, 2001 and one of the predecessor entities that combined to form the Company in October 1993. The general partners of N-Viro Energy Systems, Limited were J. Patrick Nicholson, N-Viro Energy Systems, Inc., a corporation of which Mr. Nicholson is the controlling stockholder, and four trusts established for the benefit of Mr. Nicholson's children. N-Viro Energy Systems, Inc. has dispositive power over all 211,171 shares, per the Form 13D Amendment #5 filed on January 2, 2007.

SECURITY  OWNERSHIP  OF  MANAGEMENT

     The following table sets forth, as of April 16, 2007, unless otherwise specified, certain information with respect to the beneficial ownership of our shares of Common Stock by each person who is our director, a nominee for the Board, each of the Named Executive Officers, and by our directors and executive officers as a group. Unless otherwise noted, each person has voting and investment power, with respect to all such shares, based on 3,916,559 shares of Common Stock outstanding on the record date. Pursuant to the rules of the SEC, shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.


                                          Name of                              Amount and Nature of     Percent of
Title of Class                        Beneficial Owner                        Beneficial Ownership (1)     Class
--------------  ------------------------------------------------------------  ------------------------  -----------

Common Stock    R. Francis DiPrete                                                         149,190 (2)        3.68%
Common Stock    Mark D. Hagans                                                               1,250 (3)        0.03%
Common Stock    James H. Hartung                                                            21,000 (4)        0.53%
Common Stock    Timothy R. Kasmoch                                                         405,000 (5)        9.60%
Common Stock    Thomas L. Kovacik                                                            1,250 (6)        0.03%
Common Stock    Carl Richard                                                               130,350 (7)        3.26%
Common Stock    Joseph H. Scheib                                                           163,163 (8)        4.10%
Common Stock    Howard E. Hartung                                                           10,000 (9)        0.25%
Common Stock    James K. McHugh                                                           111,651 (10)        2.77%
Common Stock    Michael G. Nicholson                                                       84,084 (11)        3.26%
Common Stock    All directors and executive officers as a group (10 persons)            1,076,938 (12)       22.84%

______________________

(1.) Except as otherwise indicated, all shares are directly owned with voting and investment power held by the person named.

(2.) Represents 16,340 shares of Common Stock owned by Mr. DiPrete, 57,850 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $3.05 per share, and 75,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $2.00 per share.

(3.) Represents -0- shares of Common Stock owned by Mr. Hagans, and 1,250 shares issuable upon exercise of options which are currently exercisable at $2.00 per share.

(4.) Represents -0- shares of Common Stock owned by Mr. J. Hartung, 10,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $2.00 per share, and 11,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $2.00 per share.

(5.) Represents 100,000 unregistered shares and 2,500 registered shares of Common Stock owned by Mr. Kasmoch, 50,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at $1.85 per share, and 252,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.70 to $2.00 per share.

(6.) Represents -0- shares of Common Stock owned by Mr. Kovacik, and 1,250 shares issuable upon exercise of options which are currently exercisable at $2.00 per share.

(7.) Represents 51,000 shares of Common Stock owned by Mr. Richard, 18,750 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $2.45 per share, 2,500 shares owned by family members and 58,100 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.

(8.) Represents 104,063 shares of Common Stock owned by Mr. Scheib, 22,500 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.70 to $2.45 per share, 600 shares owned by a family member and over which Mr. Scheib acts as custodian, and 36,000 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.

(9.) Represents -0- shares of Common Stock owned by Mr. H. Hartung, and 10,000 shares issuable upon exercise of options which are currently exercisable at $2.00 per share.

(10.) Represents 651 shares of Common Stock owned by Mr. McHugh, and a total of 111,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share.

(11.) Represents 84 shares of Common Stock owned by Mr. Nicholson, and a total of 84,000 shares issuable upon exercise of options which are currently exercisable at prices ranging from $1.50 to $5.00 per share. Mr. Nicholson disavows ownership of 50,000 shares owned jointly by Mr. Nicholson, his father,
J. Patrick Nicholson, and his brothers, Robert F. Nicholson and Timothy J. Nicholson, and accordingly these shares are not included in the totals in the table above. J. Patrick is a more than 5% beneficial owner and former consultant to us, Timothy and Robert are former employees.

(12.) Represents 274,638 shares of Common Stock owned by the Directors and Officers, 3,100 shares owned indirectly, 569,100 shares issuable upon exercise of options which are currently exercisable at prices ranging from $0.90 to $5.00 per share and a total of 230,100 unregistered shares issuable upon exercise of warrants which are currently exercisable at prices ranging from $1.85 to $2.00 per share.


                        EXECUTIVE OFFICERS OF THE COMPANY

     Executive officers of the Company are appointed by the Board of Directors and hold office at the pleasure of the Board. Set forth below is biographical and other information on the current executive officers of the Company. Mr. Kasmoch also serves as a member of the Board and his biographical information is set forth above under the caption "Directors of the Company."


Name                       Age                    Position
-------------------------  ---  ---------------------------------------------

Timothy R. Kasmoch          45  President and Chief Executive Officer
Howard E. Hartung           36  Chief Operating Officer
James K. McHugh             48  Chief Financial Officer, Secretary, Treasurer
Michael G. Nicholson        40  Chief Development Officer


HOWARD E. HARTUNG has been our Chief Operating Officer since September 2005. From March 2004 to September 2005, Mr. Hartung served as the International Trade Representative for the State of Michigan's Michigan Economic Development Corporation, an economic development arm for the State, located in Lansing, Michigan. Prior to that, Mr. Hartung served as a Product Development Manager with a technology development firm and as a lobbyist in Columbus, Ohio. Mr. Hartung is the son of James H. Hartung, a member of our Board of Directors.

JAMES K. MCHUGH has served as our Chief Financial Officer, Secretary and Treasurer since January 1997. Prior to that date, Mr. McHugh served the Company and our predecessor company in various financial positions since April 1992.

MICHAEL G. NICHOLSON has served as our Chief Development Officer since September 2004. Prior to that, Mr. Nicholson served as Chief Operating Officer from May 2002 until September 2004, and Vice-President of Sales and Marketing since December 1996. Prior to December 1996, Mr. Nicholson served us and our predecessor company in various sales management positions since 1990. Mr. Nicholson is the son of J. Patrick Nicholson, a reporting beneficial owner of more than 5% of our outstanding common stock, who also served as our Director from February 1998 until his resignation from the Board in December 2006. The Company is currently involved in litigation with J. Patrick Nicholson, which is described in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

                             EXECUTIVE COMPENSATION

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table presents the total compensation paid to our Chief Executive Officer(s), Chief Development Officer and Chief Financial Officer during 2006. There were no other executive officers who were serving at the end of 2006 and whose total compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                      Non-
                                                                     Equity      Nonqualified
                                                                    Incentive      Deferred
Name and Principal                              Stock    Option       Plan       Compensation    All Other
Position                Year   Salary   Bonus  Awards    Awards   Compensation     Earnings    Compensation    TOTAL
----------------------  ----  --------  -----  -------  --------  -------------  ------------  -------------  --------
Timothy R. Kasmoch      2006  $ 52,500      -  $55,125  $379,950              -             -  $       1,000  $488,575
President and           2005         -      -        -         -              -             -              -  $      0
CEO (1) (4)

Daniel J. Haslinger     2006  $  2,250      -        -  $  7,551              -             -  $     102,000  $111,801
Former President        2005  $ 18,000      -  $ 4,000         -  $      16,000             -  $      67,000  $105,000
and CEO (1) , (2), (3)

Michael G. Nicholson    2006  $110,000      -        -  $ 33,581              -             -  $       3,015  $146,596
Chief Development       2005  $110,000      -        -  $ 21,221              -             -  $       3,062  $134,283
     Officer (5)

James K. McHugh         2006  $ 87,619      -        -  $111,720              -             -  $         360  $199,699
Chief Financial         2005  $ 81,390      -        -         -              -             -  $         360  $ 81,750
     Officer (6)



(1) Mr. Haslinger served as Chief Executive Officer from January 1, 2005 until February 14, 2006, at which time Mr. Timothy Kasmoch was appointed CEO. Mr. Haslinger's compensation reflects the entire fiscal year 2006.

(2) Mr. Haslinger was owed approximately $16,000 for a commission fee earned in 2005 under and pursuant to the terms of his Memorandum of Employment, entered into by and between Mr. Haslinger and us in September 2004. Mr. Haslinger also received, through a company owned by him, $60,000 in 2005 and $7,500 in 2006 (through February 13, 2006), pursuant to the terms of his Memorandum of Employment, entered into by and between Mr. Haslinger and us in September 2004. Mr. Haslinger also received, through another company owned by him, $7,000 in 2005 for consulting fees. From January 1 to September 1, 2004, Mr. Haslinger was compensated in his role as our Director and consultant, and received $4,000 of unregistered common stock in 2005 for these services. Mr. Haslinger also received, through another company owned by him, $94,500 in 2006 for consulting services pursuant to the terms of his consulting agreement dated February 13, 2006.

(3) Mr. Haslinger was granted ten-year stock options pursuant to our 2004 N-Viro International Corporation Stock Option Plan for outside director fees for meetings attended in 2006, subsequent to his employment ending on February 14, 2006.

(4) Mr. Kasmoch received $55,125 for the value of unregistered shares of common stock in 2006, pursuant to the terms of his Employment Agreement signed February 14, 2006. Mr. Kasmoch was granted stock options pursuant to our 2004 N-Viro International Corporation Stock Option Plan valued at $4,250 and cash of $1,000, for one meeting as an outside director held before February 14, 2006. Mr. Kasmoch was also granted three-year stock options under the Plan as an employee, valued at $375,700 for 250,000 options, in December 2006.

(5) Mr. Nicholson received term life insurance premium payment benefits in 2005 of $1,026 and 2006 of $1,140, for a $1,000,000 term policy with his spouse named as beneficiary. Mr. Nicholson also received $21,221 in 2005 and 2006 for the deemed bargain-purchase element of stock options granted in May 2004 under and pursuant to his employment agreement entered into by and between Mr. Nicholson and the Company in June 2003 and amended in September 2004, respectively. Mr. Nicholson also received $2,036 in 2005 and $1,875 in 2006 for interest and fees in connection with a credit facility agreement between us and Monroe Bank + Trust, signed in February 2003.

(6) Mr. McHugh received term life insurance premium payment benefits in 2005 and 2006 of $360, for a $250,000 term policy with his spouse named as beneficiary. Mr. McHugh was also granted ten-year stock options pursuant to our 2004 N-Viro International Corporation Stock Option Plan valued at $96,600 for 50,000 options, in December 2006.


                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


                                               OPTION AWARDS                                        STOCK AWARDS
                      ---------------------------------------------------------------------  --------------------------
                                                         Equity
                                                        Incentive
                                                          Plan                                                Market
                           # of            # of          Awards:                                 # of        Value of
                        Securities      Securities    # Securities                             Shares or     Shares or
                        Underlying      Underlying     Underlying                              Units of      Units of
                       Unexercised     Unexercised     Unexercised     Option      Option     Stock That    Stock That
                       Options (#)     Options (#)      Unearned      Exercise   Expiration    Have Not      Have Not
Name                   Exercisable    Unexercisable    Options (#)   Price (#)      Date      Vested (#)    Vested ($)
--------------------  --------------  --------------  -------------  ----------  ----------  -------------  -----------
Timothy R. Kasmoch             2,500               -              -  $     1.70     2/14/16              -            -
Timothy R. Kasmoch           250,000               -              -  $     2.00    12/30/16              -            -
Daniel J. Haslinger            1,000               -              -  $     2.50     5/13/09              -            -
Daniel J. Haslinger              500               -              -  $   5.1875     5/11/10              -            -
Daniel J. Haslinger            1,400               -              -  $     1.50     5/10/11              -            -
Daniel J. Haslinger            1,400               -              -  $     1.50      5/9/12              -            -
Daniel J. Haslinger            2,100               -              -  $     0.91      5/9/12              -            -
Daniel J. Haslinger           21,250               -              -  $     3.05     5/12/14              -            -
Daniel J. Haslinger            2,500               -              -  $     2.50     5/27/14              -            -
Daniel J. Haslinger            1,250               -              -  $     1.85      6/8/14              -            -
Daniel J. Haslinger            1,250               -              -  $     1.20     7/15/14              -            -
Daniel J. Haslinger            2,500               -              -  $     1.95     8/12/14              -            -
Daniel J. Haslinger                -           2,500              -  $     0.70     7/17/16              -            -
Daniel J. Haslinger                -           2,500              -  $     1.42    11/13/16              -            -
Daniel J. Haslinger                -           1,250              -  $     1.80     12/7/16              -            -
James K. McHugh                3,000               -              -  $   1.5625      5/9/07              -            -
James K. McHugh               25,000               -              -  $   2.3125     8/14/08              -            -
James K. McHugh                6,000               -              -  $     5.00     5/11/10              -            -
James K. McHugh                5,000               -              -  $     1.50    12/14/10              -            -
James K. McHugh               10,000               -              -  $     1.50     12/6/11              -            -
James K. McHugh               12,000               -              -  $     2.10    11/10/14              -            -
James K. McHugh               50,000               -              -  $     2.00    12/30/16              -            -
Michael G. Nicholson           3,000               -              -  $   1.5625      5/9/07              -            -
Michael G. Nicholson          35,000               -              -  $   2.3125     8/14/08              -            -
Michael G. Nicholson           6,000               -              -  $     5.00     5/11/10              -            -
Michael G. Nicholson           5,000               -              -  $     1.50    12/14/10              -            -
Michael G. Nicholson          15,000               -              -  $     1.50     12/6/11              -            -
Michael G. Nicholson          30,000               -              -  $     0.90     5/12/14              -            -
Michael G. Nicholson          20,000               -              -  $     1.95     5/12/14              -            -
Michael G. Nicholson           8,000               -              -  $     1.95    11/10/14              -            -


                              STOCK AWARDS
                      -------------------------------
                         Equity           Equity
                        Incentive       Incentive
                      Plan Awards:     Plan Awards:
                       # Unearned       Market or
                         Shares,       Payout Value
                        Units or       of Unearned
                      Other Rights    Shares, Units
                        That Have    or Other Rights
                           Not          That Have
Name                   Vested (#)     Not Vested (#)
--------------------  -------------  ----------------
Timothy R. Kasmoch                -                 -
Timothy R. Kasmoch                -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
Daniel J. Haslinger               -                 -
James K. McHugh                   -                 -
James K. McHugh                   -                 -
James K. McHugh                   -                 -
James K. McHugh                   -                 -
James K. McHugh                   -                 -
James K. McHugh                   -                 -
James K. McHugh                   -                 -
Michael G. Nicholson              -                 -
Michael G. Nicholson              -                 -
Michael G. Nicholson              -                 -
Michael G. Nicholson              -                 -
Michael G. Nicholson              -                 -
Michael G. Nicholson              -                 -
Michael G. Nicholson              -                 -
Michael G. Nicholson              -                 -

     All options awards were made granted under the Company's current stock option plan described under the caption "Equity Compensation Plan Information."


EMPLOYMENT  AGREEMENTS

     On February 14, 2006, in connection with the appointment of Timothy R. Kasmoch as our President and Chief Executive Officer, we entered into an employment agreement with Mr. Kasmoch. That agreement was for a one-year term expiring on February 13, 2007 and provided for a base salary of $60,000 per year plus 50,000 unregistered shares of our stock. Effective February 13, 2007, we entered into a new employment agreement with Mr. Kasmoch as our President and Chief Executive Officer. Mr. Kasmoch's new employment agreement is for a two-year term commencing on February 13, 2007 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term. The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to annual increase at the discretion of the Board. In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board. Under the agreement, this determination is to be based upon the Board's complete review of Mr. Kasmoch's performance, including the growth and profitability of the Company.

     Generally, Mr. Kasmoch's employment agreement may be terminated by us with or without cause or by the Employee for any reason. If the agreement is terminated by us without cause (other than by reason of the death or disability of Mr. Kasmoch), Mr. Kasmoch will continue to receive his base salary then in effect for the period between the termination date and the expiration date of the agreement. If the agreement is terminated for any other reason by either party, Mr. Kasmoch is entitled to receive his base salary through the effective date of the termination plus any bonus or incentive compensation which has been earned or payable through the termination date, as provided for in the agreement. A copy of Mr. Kasmoch's new Employment Agreement was attached to a Form 8-K as Exhibit 10.1, filed by us on March 12, 2007.

     Prior to Mr. Kasmoch's appointment as President and Chief Executive Officer effective on February 14, 2006, Daniel J. Haslinger served as our President and Chief Executive Officer under the terms of a Memorandum of Employment, originally entered into on September 27, 2004. Under that Memorandum of Employment, which was terminable "at will," provided for compensation in the amount of $1,500 per month, retroactive to August 16, 2004. Also on September 27, 2004, we executed a Storage Site Agreement with Micro Macro Integrated Technologies, Inc., or MMIT, Daniel J. Haslinger and his spouse, Rebecca S. Haslinger, together referred to as the Haslingers. Mr. Haslinger is Chief Executive Officer and owner of MMIT. We agreed with MMIT and the Haslingers to utilize property to transfer material produced at our Toledo Bayview wastewater treatment facility for $5,000 per month, retroactive to August 16, 2004. At a meeting of our Board of Directors on February 14, 2006, Mr. Haslinger was replaced as our President and Chief Executive Officer and the Memorandum of Employment and the Storage Site Agreement were both terminated. In addition, the Board approved a consulting agreement with DJH Holdings, LLC, a company owned by Mr. Haslinger, described under the caption "Certain Relationships and Related Transactions." The new agreement provides a monthly fee of $9,000 for a minimum sixty (60) business hours for services rendered as requested by our Chief Executive Officer, relating to our general business and affairs including marketing and operations, for an initial period of six months which is renewable by mutual consent. The consulting agreement was disclosed as Exhibit 10.1 to a Form 8-K filed on March 20, 2006.

     On June 6, 2003, we entered into an Amended and Restated Employment Agreement, or the 2003 Agreement, with Michael G. Nicholson at a minimum annual salary of $110,000. The agreement is for a four-year term, subject to periodic review and termination for breach. The 2003 Agreement also provides that Mr. Nicholson shall be entitled to (i) bonuses to be payable at the discretion of the Board, (ii) other benefits, including life and health insurance, (iii) in the case Mr. Nicholson's employment is terminated before the end of the term and Mr. Nicholson incurs legal fees in connection with the termination, we will reimburse him up to $10,000 for legal fees and related expenses, and (iv) stock options to purchase 50,000 shares of our Common Stock priced as of the date of execution. In September 2004, we amended the 2003 Agreement with Mr. Nicholson, primarily to revise the grant of options to provide for an option to purchase 30,000 shares of our Common Stock at $0.90 per share, and an option to purchase 20,000 shares of our common stock at $1.95 per share. All grants were priced below the fair market value of our stock price at the date of grant, and we are recognizing an expense over the four-year period to reflect this.


EQUITY  COMPENSATION  PLAN  INFORMATION

     The Company maintains a stock option plan for directors, executive officers and key employees. The current plan was approved by the stockholders in May 2004. The plan authorizes the Board of Directors or a committee thereof, to grant awards of incentive stock options and non-qualified stock options for up to a maximum of 1,000,000 shares of common stock. The total number of options granted as of December 31, 2006 was 749,375, and the number of options available for future issuance was 250,625. Currently, the plan is administered by the Compensation Committee.


COMPENSATION  OF  DIRECTORS

     Our Board of Directors has approved the payment of cash compensation to non-employee directors in exchange for their service on the Board. The amount of cash compensation to be received by each non-employee director is $1,000 per regular meeting attended during each calendar year, and $500 per special meeting attended. Our Board of Directors generally has four regular meetings per calendar year. The Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committees thereof.

     Under the Company's stock option plan, approved by the stockholders in May 2004, each non-employee director automatically receives a grant of options to purchase 2,500 shares of Common Stock for each regular meeting attended, and an option to purchase 1,250 shares of Common Stock for each special meeting attended, subject to a maximum of options to purchase 15,000 in any year. This Plan also provided for the automatic grant to the non-employee Directors to replace the automatic awards of stock options which were not granted to the non-employee directors after May 10, 2003 as a result of the termination of the 1998 Plan and the failure of the stockholders to approve the 2003 Stock Option Plan at the 2003 annual meeting.

     Directors who are our employees do not receive any additional compensation for serving as directors. Directors who are our consultants do not receive any additional cash compensation for serving as directors, but do receive stock options per the provisions of the stock option plan.

     See "Certain Relationships and Related Transactions" for additional compensation to directors.

                              DIRECTOR COMPENSATION


                                                              Non-           Non-           Non-
                           Fees                              Equity        Qualified      Qualified
                        Earned or                           Incentive      Incentive      Deferred            All
                         Paid in       Stock     Option       Plan           Plan       Compensation         Other
Name                       Cash     Awards (1)   Awards   Compensation   Compensation     Earnings     Compensation (4)    TOTAL
----------------------  ----------  -----------  -------  -------------  -------------  -------------  -----------------  --------
Terry J. Logan (3)               -            -  $ 9,550              -              -              -  $          54,765  $ 64,315
Phillip Levin (3)       $   20,750            -  $ 9,550              -              -              -                  -  $ 30,300
R. Francis DiPrete (2)  $    3,500  $   112,706  $13,800              -              -              -  $           1,600  $131,606
Joseph H. Scheib        $    4,000  $    48,088  $14,170              -              -              -                  -  $ 66,258
Carl Richard            $    1,000  $    48,088  $14,170              -              -              -  $          17,480  $ 80,738
James H. Hartung        $    4,000  $    16,530  $14,170              -              -              -                  -  $ 34,700
Mark D. Hagans          $      500            -  $ 2,370              -              -              -                  -  $  2,870
Thomas L. Kovacik       $      500            -  $ 2,370              -              -              -                  -  $  2,870
                        ----------  -----------  -------  -------------  -------------  -------------  -----------------  --------
                        $   34,250  $   225,412  $80,150  $           0  $           0  $           0  $          73,845  $413,657
                        ==========  ===========  =======  =============  =============  =============  =================  ========


(1) Represents the value of stock warrants issued to Messrs. DiPrete, Scheib, Richard and Hartung in December 2006. On December 30, 2006, we issued warrants to purchase shares of our common stock to four members of our Board of Directors as follows: R. Francis DiPrete (75,000 shares), Joseph Scheib (32,000 shares), Carl Richard (32,000 shares) and James Hartung (11,000 shares). The award to each of the directors was based on the recommendation of the Compensation Committee of the Board of Directors. The Compensation Committee determined these awards based on a combination of factors, including length of service, contributions to the recent progress of the Company and extraordinary contributions as a member of the Board. Each warrant has an exercise price of $2.00 per share, is exercisable immediately and has an expiration date of December 30, 2009. A form of the warrant issued to each director (except for the number of shares which are specified above) was attached as Exhibit 99.2 to the Form 8-K filed January 31, 2007.

(2) In June 2006, Mr. DiPrete was paid fees of $1,600 for consulting work in connection with various projects related to sales, and assistance with proxy solicitations for the 2006 annual stockholders meeting. Mr. DiPrete was also paid 1,600 stock options valued at $1.33 per share for consulting work performed in 2005.

(3)     Dr.  Logan  and  Mr.  Levin  resigned  from  the  Board  effective
November  14,  2006.

(4)     Represents  consulting  fees  paid  to  Dr.  Logan,  Mr. DiPrete and Mr.
Richard.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     At a meeting of our Board of Directors on February 14, 2006, Mr. Haslinger was replaced as our President and Chief Executive Officer and the Memorandum of Employment and the Storage Site Agreement entered into with Mr. Haslinger and his affiliates were both terminated, as more fully described under the caption "Employment Agreements." In addition, the Board approved a consulting agreement with DJH Holdings, LLC, a company owned by Mr. Haslinger. The new agreement provides a monthly fee of $9,000 for a minimum sixty (60) business hours for services rendered as requested by our Chief Executive Officer, relating to our general business and affairs including marketing and operations, for an initial period of six months which is renewable by mutual consent. The consulting agreement was disclosed as Exhibit 10.1 to a Form 8-K filed on March 20, 2006.


                              INDEPENDENT AUDITORS

APPOINTMENT  OF  UHY  LLP

     The firm of UHY LLP ("UHY") acts as our principal independent registered public accounting firm. Through December 31, 2006, UHY had a continuing relationship with UHY Advisors, Inc. ("Advisors") from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY's partners provide non-audit services. Except for a limited number of entry-level employees who are required, by applicable regulations, to be direct employees of UHY in and under the laws of the State of Michigan ("Designated
"Employees"), UHY has no full time employees. Therefore, none of the audit services performed were provided by permanent full-time employees of UHY, other than any such services as may have been performed by Designated Employees. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     UHY served as our principal independent registered public accounting firm for the years ended December 31, 2004 through 2006, and has been selected by us to serve as our independent auditors for the year ending December 31, 2007. UHY was approved as our independent auditors by the Board on October 19, 2004.

AUDIT  FEES

     Audit services of UHY included the audit of our annual financial statements for 2006 and 2005, and services related to quarterly filings with the SEC through the reporting period ended September 30, 2006. Fees for these services totaled approximately $56,600 for 2006 and $53,500 for 2005.

AUDIT  RELATED  FEES

     There were no fees billed for the years ended December 31, 2006 and December 31, 2005 for assurance and related services by UHY that are reasonably related to the performance of the audit or review of our financial statements.

TAX  FEES

     There were no fees billed for the years ended December 31, 2006 and December 31, 2005 for professional services rendered by UHY for tax compliance, tax advice, and tax planning.

ALL  OTHER  FEES

     UHY provided assistance on accounting related matters for the year ended December 31, 2006 totaling $1,375. There were no additional services provided for the year ended December 31, 2005.

     Although the Audit Committee Charter does not explicitly require it, the Audit Committee approves all engagements of outside auditors before any work is begun on the engagement.


      PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of UHY LLP served as independent auditors for the year ended December 31, 2006 and has been selected by us to serve as our independent auditors for the year ending December 31, 2007. Although the submission of this matter for approval by the stockholders is not legally required, the Board believes that such submission follows sound business practice and is in the best interests of the stockholders. If the appointment is not ratified by the holders of a majority of the shares present in person or by proxy at the Annual Meeting, the Directors will consider the selection of another accounting firm. If such a selection were made, it may not become effective until 2008 because of the difficulty and expense of making such a substitution. A representative of UHY is expected to attend the Annual Meeting and therefore will be available to respond to appropriate questions at the Annual Meeting.

     The audit reports of UHY on our consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF UHY LLP TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2007.


                                  OTHER MATTERS

     We are not aware of any matters to be presented for action at the Annual Meeting other than the matters set forth above. If any other matters do properly come before the meeting or any adjournment thereof, it is intended that the persons named in the proxy will vote in accordance with their judgment on such matters.


                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, any stockholder wishing to have a proposal considered for inclusion in our proxy solicitation material for the Annual Meeting of Stockholders to be held in 2008 must set forth such proposal in writing and file it with James K. McHugh, Chief Financial Officer, Treasurer and Corporate Secretary of the Company, no later than February 9, 2008, the date that is less than 120 days before June 8, 2008. Further, pursuant to Rule 14a-4, if a stockholder fails to notify us of a proposal before March 20, 2008, the date that is less than 45 days before May 4, 2008 (the mailing date of this proxy statement), such notice will be considered untimely and management proxies may use their discretionary voting authority to vote on any such proposal.


                         BY  THE  ORDER  OF  THE  BOARD  OF
                         DIRECTORS

                         /s/  James  K.  McHugh
                         ----------------------
                         James  K.  McHugh
                         Chief  Financial  Officer,  Secretary  and  Treasurer

                                                                       Exhibit A
                                                                       ---------

                        N-VIRO INTERNATIONAL CORPORATION

                             AUDIT COMMITTEE CHARTER


                                     PURPOSE

     This Charter has been adopted by the Board of Directors (the "Board") of N-Viro International Corporation, a Delaware corporation (the "Company"), on June 5, 2000 for the sole purpose of setting forth the roles and responsibilities of the Audit Committee (the "Committee") of the Board.

                         ORGANIZATION AND QUALIFICATION

     The Committee shall be composed of not less than three directors, all of whom shall be designated by the Board from time to time in accordance with the requirements set forth in this paragraph. Except as otherwise permitted by applicable laws, rules and regulations and approved by the Board, no director who is not considered "independent" under the NASDAQ listing standards may be a member of the Committee and any questions relating to the status of a director as being "independent" shall be resolved by the Board. Members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

                              ROLE OF THE COMMITTEE

     The Committee shall assist the Board in fulfilling its oversight responsibilities by monitoring and reviewing the corporate accounting and reporting practices of the Company.

                        RESPONSIBILITIES OF THE COMMITTEE

     The Committee shall be responsible for obtaining the approval of the Board of this Charter and to review the Charter at least annually and recommend changes to it as it shall see fit. Specifically, the Committee shall:

- Recommend to the Directors the independent auditors to be selected or proposed to the stockholders to audit the financial statements of the Company and its subsidiaries; provided, however, that the Board is ultimately
                         --------   -------
responsible for the engagement and evaluation of the independent auditors and the independent auditors shall be accountable to the Board and the Committee.

- Discuss with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as it may be modified or supplemented, receive, in connection with any audit by the independent auditors of the financial statements of the Company, the written disclosures and the letter from the independent auditors regarding the independent auditors' independence required by Independence Standards Board Standard No. 1, as it may be modified or supplemented, and discuss with the independent auditors the independent auditors' independence.

- Review the quarterly financial statements of the Company and its subsidiaries with management and the independent auditors prior to the issuance of a press release of such results or filing of the Form 10-Q. The Chairman of the Committee may represent the Committee for this purpose.

- Review the annual financial statements of the Company and its subsidiaries to be filed on Annual Report Form 10-K with management and the independent auditors and report the results of the annual audit to the Board and confirm that the independent auditors are satisfied with the disclosure and content of the financial statements and the cooperation received from management during the course of the audit.

- Review with management and the independent auditors any significant financial reporting issues and practices including any changes in, or adoptions of, accounting principles and disclosure practices and the adequacy and effectiveness of the accounting and financial controls of the Company.

- Investigate any matter brought to the attention of the Committee within the scope of its duties.

- Provide such reports in the proxy statements of the Company as are required of the Committee by applicable law or exchange regulation (including, without limitation, pursuant to Item 7(e)(3) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Item 306 of Regulation S-K promulgated under the Exchange Act).

- Based on its reviews, discussions and other actions taken as described above, determine whether it shall recommend to the Board that the annual financial statements for any fiscal year of the Company be included in the Company's Annual Report on Form 10-K for such fiscal year and recommend such inclusion if the Committee shall determine to do so.

                                   PROCEDURES

     The Committee shall meet in accordance with an established schedule and special meetings may be called by the Chairman of the Committee or by any two other members as deemed appropriate by them. The Committee shall meet (a) out of the presence of management, with the independent auditors on a regular basis,
(b) with representatives of senior management quarterly and (c) with other employees of the Company as the Committee shall determine in connection with the Company's performance of its internal audit procedures. In addition, but not in lieu of any of the meetings described in the immediately preceding sentence, the Committee may take action through further meetings or through a written consent in lieu of any special meeting.

     A number of members of the Committee equal to at least a majority of the whole Committee shall constitute a quorum for the transaction of any business by the Committee, whether at a meeting or by written consent.

     The Committee shall report its activities to the full Board whenever the approval of the Board is required or when Committee members determine that a matter necessitates deliberation or inquiry by the full Board. In addition, the Board may call for a report of the Committee at any time, as determined by the Board.

     The Committee shall utilize adequate Company resources to conduct, or have conducted, such regular and special reviews and examinations as are necessary to fulfill its responsibilities. Additionally, the Committee may retain special counsel or experts when the circumstances warrant such actions, after notice to the Chairman of the Board.

                              LIMITATIONS ON SCOPE

     The Committee members shall serve on the Committee from time to time, subject to the understanding on their part and the part of Company management and employees and the independent auditors that:

- The Committee members expect the Company's management and employees and the independent auditors to cooperate with the Committee and to provide the Committee with prompt and accurate information so that the committee can discharge its duties properly.

- To the extent permitted by law, the Committee and the members thereof shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

- The Committee members, in agreeing to serve on the Committee, do so in reliance on, among other things, the indemnification and advancement of expenses provisions of the Company's Certificate of Incorporation and other applicable indemnification provisions in any agreement between the Company and any member of the Committee.

- While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are true and fair or in accordance with generally accepted accounting principles as applied in the United States. These are the responsibility of the independent auditors and the Board, respectively.

- While the Committee is encouraged to act as a link between the independent auditors, management and the Board, including as a conduit for the independent auditors and management to raise matters of importance, which may include items of dispute, and to initiate or request investigations of matters that it considers necessary or appropriate to carry out its responsibilities under this Charter, it is not the duty nor the obligation of the Committee to conduct investigations, to resolve disputes or disagreements, if any, between management and the independent auditors or to assure compliance with applicable laws and/or regulations or the Company's Code of Conduct.

                            PUBLIC FILING OF CHARTER

     To the extent required by the rules and regulations of the Securities and Exchange Commission (including, without limitation, Item 7(e)(3) of Schedule 14A promulgated under the Exchange Act), this Charter shall be publicly filed as an appendix to the proxy statements of the Company with respect to Annual Meetings of the Stockholders of the Company.

                                     MINUTES

     The proceedings and decisions of the Committee shall be recorded in minutes, which shall be circulated to all members of the Committee for approval prior to their signature by the Chairman of the Committee and then circulation to the members of the Board. The Company Secretary shall be the Secretary of the Committee.

[N-Viro International Corporation logo]
c/o Corporate Election Services
P. O. Box 1150
Pittsburgh, PA  15230

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VOTE BY TELEPHONE
--------------------------------------------------------------------------------
Have your proxy card available when you call Toll-Free 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.


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VOTE  BY  INTERNET
--------------------------------------------------------------------------------
Have your proxy card available when you access the website www.cesvote.com and follow the simple instructions to record your vote.


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VOTE  BY  MAIL
--------------------------------------------------------------------------------
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: Corporate Election Services, P.O. Box 1150, Pittsburgh PA 15230-1150.


        Vote by Telephone        Vote by Internet            Vote by Mail
     -----------------------   ----------------------    -------------------
     Call Toll-Free using a    Access the Website and     Return your proxy
        touch-tone telephone:     cast your vote:        in the postage-paid
            1-888-693-8683      www.cesvote.com           envelope provided

                       Vote 24 hours a day, 7 days a week!
  If you vote by telephone or internet, please do not send your proxy by mail.

                          [Graphic Omitted]

                   Proxy card must be signed and dated below.
            Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

[N-Viro International Corporation logo]

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
              MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2007.

Revoking all prior proxies, the undersigned, a stockholder of N-VIRO INTERNATIONAL CORPORATION (the "Company"), hereby appoints Timothy R. Kasmoch and James K. McHugh, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held at Brandywine Country Club, 6904 Salisbury Road, Maumee, Ohio, 43537, on June 8, 2007 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof.

Dated:                    ,  2007
      --------------------

-------------------------------------------
Signature

-------------------------------------------
Signature

Please sign exactly as your name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                   PROXY CARD MUST BE SIGNED AND DATED BELOW.
            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.

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N-VIRO  INTERNATIONAL  CORPORATION                                         PROXY

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS CLASS I DIRECTORS AND FOR PROPOSAL 2.

1. To elect four Class I directors to serve for a term of two years and until their successors are elected and qualified:

     Nominees:
          1.     R.  Francis  DiPrete      FOR           WITHHOLD
          2.     Carl  Richard             FOR           WITHHOLD
          3.     Joseph  H.  Scheib        FOR           WITHHOLD
          4.     Mark  Hagans              FOR           WITHHOLD


2. To ratify the appointment of UHY LLP as independent auditors for the Company for 2007.

           FOR               AGAINST             ABSTAIN


3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

 PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING

            Continued and to be signed and dated on the reverse side.